UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

Hemisphere Media Group, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

The following email was sent to employees and consultants of Hemisphere Media Group, Inc. on May 9, 2022:

Dear Colleagues,

Today marks an important milestone in the continued growth and evolution of Hemisphere.

Our Board of Directors has reached an agreement for Hemisphere to be taken private by Gato Investments LP, a portfolio investment of Searchlight Capital Partners, L.P.  Upon completion of this transaction, Hemisphere will become a private company.

We also announced that Pantaya will be sold to a subsidiary of TelevisaUnivision in exchange for cash and Televisa/Univision's highly rated Puerto Rico radio stations, WKAQ AM and KQ105 FM.

We have had a longstanding relationship with Gato, and this transaction will provide Hemisphere with financial support and flexibility that will fuel our next chapter of growth. As a private company, and with the support of Gato, we will have the ability to make long term investments and create exciting new opportunities.

Hemisphere will continue to focus on its core business and seek other strategic opportunities to continue to evolve and expand. In the meantime, it is business as usual and we need you to focus and do your normal excellent work. The transaction is expected to close in or about 90 days.

I am proud of our familia and what we have accomplished!  I am grateful for the dedication and commitment demonstrated over the years that have made us a leader in Spanish-language news and entertainment, including WAPA, the #1 Television station in Puerto Rico, and our 5 market-leading cable networks.

I recognize that change is not easy, however, I remain committed to updating and communicating with you in the coming weeks.

To learn more, information please join us at our Town Hall tomorrow Tuesday, May 10th at 10AM.  I urge everyone in Miami to attend in person. We will be providing a dial-in number as well.

Thank you for your support as we continue to grow and lead.

Abrazo,

Alan

Additional Information and Where to Find It

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. In connection with the proposed transaction between the Company and a subsidiary of Gato Investments LP, the Company will file relevant materials with the SEC, including the Proxy Statement, and the parties will jointly file the Schedule 13e-3. This communication is not a substitute for the Proxy Statement or any other document that the Company may file with the SEC or send to its stockholders in connection with the proposed transaction. THE COMPANY URGES YOU TO READ THE PROXY STATEMENT, THE SCHEDULE 13E-3 AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors will be able to obtain a free copy of the Proxy Statement, the Schedule 13e-3 and other related documents (when available) filed by the Company with the SEC at the website maintained by the SEC at www.sec.gov. Investors also will be able to obtain a free copy of the Proxy Statement, the Schedule 13e-3 and other documents (when available) filed by the Company with the SEC by accessing the Investors section of the Company’s website at https://hemispheretv.com/home/default.aspx

Participants in the Solicitation

The Company and certain of its directors, executive officers and employees may be considered to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of the Company in connection with the proposed transaction, including a description of their respective direct or indirect interests, by security holdings or otherwise, will be included in the Proxy Statement when it is filed with the SEC. You may also find additional information about the Company’s directors and executive officers in the Company’s definitive proxy statement for its 2022 annual meeting of stockholders, which was filed with the SEC on April 1, 2022, or in its Annual Report on Form 10-K for the year ended December 31, 2021, which was filed with the SEC on March 16, 2022, and in other documents filed by the Company with the SEC. You can obtain free copies of these documents from the Company using the contact information above.

Cautionary Statement Regarding Forward-Looking Statements

This communication includes forward-looking statements within the meaning of the “safe harbor” provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements about the potential benefits of the proposed acquisition, anticipated growth rates, the Company’s plans, objectives, expectations, and the anticipated timing of the closing of the proposed transaction. When used in this communication, the words “believes,” “estimates,” “plans,” “expects,” “should,” “could,” “outlook,” “potential,” “forecast,” “target” and “anticipates” and similar expressions as they relate to the Company or its management are intended to identify forward-looking statements. Forward-looking statements are based on a number of assumptions about future events and are subject to various risks, uncertainties and other factors that may cause actual results to differ materially from the views, beliefs, projections and estimates expressed in such statements. These risks, uncertainties and other factors include, but are not limited to, those discussed under “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed with the SEC on March 16, 2022, and the following: (1) the timing, receipt and terms and conditions of any required governmental or regulatory approvals of the proposed transaction that could reduce the anticipated benefits of or cause the parties to abandon the proposed transaction; (2) risks related to the satisfaction of the conditions to closing (including the failure to obtain necessary regulatory approvals or the necessary approvals of the Company’s stockholders) in the anticipated timeframe or at all; (3) the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the Company’s common stock; (4) disruption from the proposed transaction making it more difficult to maintain business and operational relationships, including retaining and hiring key personnel and maintaining relationships with the Company’s customers, vendors and others with whom it does business; (5) the occurrence of any event, change or other circumstances that could give rise to the termination of the proposed transaction agreement entered into in connection with the proposed transaction; (6) risks related to disruption of management’s attention from the Company’s ongoing business operations due to the proposed transaction; (7) significant transaction costs; (8) the risk of litigation and/or regulatory actions related to the proposed transaction or unfavorable results from currently pending litigation and proceedings or litigation and proceedings that could arise in the future; (9) other business effects, including the effects of industry, market, economic, political or regulatory conditions; (10) the ability to meet expectations regarding the timing and completion of the proposed transaction; (11) information technology system failures, data security breaches, data privacy compliance, network disruptions, and cybersecurity, malware or ransomware attacks; and (12) changes resulting from the COVID-19 pandemic, which could exacerbate any of the risks described above. Readers are cautioned not to place undue reliance on forward-looking statements made by or on behalf of the Company. Each such statement speaks only as of the day it was made. The Company undertakes no obligation to update or to revise any forward-looking statements. The factors described above cannot be controlled by the Company.

Alan Sokol

President & CEO

Hemisphere Media Group, Inc. (NASDAQ: HMTV)

The following email was sent to employees of Pantaya, LLC on May 9, 2022:

Dear Colleagues,

Today marks an important milestone in the continued growth and evolution of Pantaya.

This morning, we announced that Pantaya will be sold to TelevisaUnivision, in exchange for cash and Puerto Rican radio assets stations owned by TelevisaUnivision.

The Board of Hemisphere has also reached an agreement for Hemisphere to be taken private by Gato Investments LP, a portfolio investment of Searchlight Capital Partners, L.P.  Upon completion of the transaction, Hemisphere will become a private company.

TelevisaUnivision has a talented and experienced team. But a very important factor in their purchase of Pantaya is Pantaya's fantastic and dedicated team, which has made Pantaya the leading Spanish-language SVOD service in the U.S. We are very proud of what we have accomplished together and look forward to great things from Pantaya under its new ownership.

Given the highly competitive video content market environment, Pantaya is best positioned under an organization that can provide it the resources and investment it needs to scale and grow.

The transaction is expected to close in approximately 90 days. In the meantime, it is business as usual.

I understand you may have questions, and I invite you to join us for a virtual town hall tomorrow, time TBD.

Thank you for your continued support and dedication.

Abrazo,

Alan

Additional Information and Where to Find It

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. In connection with the proposed transaction between the Company and a subsidiary of Gato Investments LP, the Company will file relevant materials with the SEC, including the Proxy Statement, and the parties will jointly file the Schedule 13e-3. This communication is not a substitute for the Proxy Statement or any other document that the Company may file with the SEC or send to its stockholders in connection with the proposed transaction. THE COMPANY URGES YOU TO READ THE PROXY STATEMENT, THE SCHEDULE 13E-3 AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors will be able to obtain a free copy of the Proxy Statement, the Schedule 13e-3 and other related documents (when available) filed by the Company with the SEC at the website maintained by the SEC at www.sec.gov. Investors also will be able to obtain a free copy of the Proxy Statement, the Schedule 13e-3 and other documents (when available) filed by the Company with the SEC by accessing the Investors section of the Company’s website at https://hemispheretv.com/home/default.aspx

Participants in the Solicitation

The Company and certain of its directors, executive officers and employees may be considered to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of the Company in connection with the proposed transaction, including a description of their respective direct or indirect interests, by security holdings or otherwise, will be included in the Proxy Statement when it is filed with the SEC. You may also find additional information about the Company’s directors and executive officers in the Company’s definitive proxy statement for its 2022 annual meeting of stockholders, which was filed with the SEC on April 1, 2022, or in its Annual Report on Form 10-K for the year ended December 31, 2021, which was filed with the SEC on March 16, 2022, and in other documents filed by the Company with the SEC. You can obtain free copies of these documents from the Company using the contact information above.

Cautionary Statement Regarding Forward-Looking Statements

This communication includes forward-looking statements within the meaning of the “safe harbor” provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements about the potential benefits of the proposed acquisition, anticipated growth rates, the Company’s plans, objectives, expectations, and the anticipated timing of the closing of the proposed transaction. When used in this communication, the words “believes,” “estimates,” “plans,” “expects,” “should,” “could,” “outlook,” “potential,” “forecast,” “target” and “anticipates” and similar expressions as they relate to the Company or its management are intended to identify forward-looking statements. Forward-looking statements are based on a number of assumptions about future events and are subject to various risks, uncertainties and other factors that may cause actual results to differ materially from the views, beliefs, projections and estimates expressed in such statements. These risks, uncertainties and other factors include, but are not limited to, those discussed under “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed with the SEC on March 16, 2022, and the following: (1) the timing, receipt and terms and conditions of any required governmental or regulatory approvals of the proposed transaction that could reduce the anticipated benefits of or cause the parties to abandon the proposed transaction; (2) risks related to the satisfaction of the conditions to closing (including the failure to obtain necessary regulatory approvals or the necessary approvals of the Company’s stockholders) in the anticipated timeframe or at all; (3) the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the Company’s common stock; (4) disruption from the proposed transaction making it more difficult to maintain business and operational relationships, including retaining and hiring key personnel and maintaining relationships with the Company’s customers, vendors and others with whom it does business; (5) the occurrence of any event, change or other circumstances that could give rise to the termination of the proposed transaction agreement entered into in connection with the proposed transaction; (6) risks related to disruption of management’s attention from the Company’s ongoing business operations due to the proposed transaction; (7) significant transaction costs; (8) the risk of litigation and/or regulatory actions related to the proposed transaction or unfavorable results from currently pending litigation and proceedings or litigation and proceedings that could arise in the future; (9) other business effects, including the effects of industry, market, economic, political or regulatory conditions; (10) the ability to meet expectations regarding the timing and completion of the proposed transaction; (11) information technology system failures, data security breaches, data privacy compliance, network disruptions, and cybersecurity, malware or ransomware attacks; and (12) changes resulting from the COVID-19 pandemic, which could exacerbate any of the risks described above. Readers are cautioned not to place undue reliance on forward-looking statements made by or on behalf of the Company. Each such statement speaks only as of the day it was made. The Company undertakes no obligation to update or to revise any forward-looking statements. The factors described above cannot be controlled by the Company.

Alan Sokol

President & CEO

Hemisphere Media Group, Inc. (NASDAQ: HMTV)

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